SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C.  20549



                          FORM 8-K




                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


                       January 15, 1997
              --------------------------------
              (Date of earliest event reported)



                  BankAmerica Corporation
    -------------------------------------------------------
     (Exact name of registrant as specified in its charter)



   Delaware                          1-7377              94-1681731
------------------------------------------------------------------------
(State or other jurisdiction     (Commission           (I.R.S. Employer
  of incorporation)              File Number)     Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                    94104
------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)



                                415-622-3530
------------------------------------------------------------------------
           (Registrant's telephone number, including area code)









4063959

      Item 5.     Other Events.

            Attached hereto as Exhibit 99 is a copy of BankAmerica Corporation's press release dated January 15, 1997 titled "BankAmerica Fourth Quarter Earnings."


      Item 7.  Financial Statements, Pro Forma
               Financial Information and Exhibits.

       /a/    Financial Statements of Businesses Acquired
              Not applicable.

       /b/    Pro Forma Financial Information
              Not applicable.

       /c/    Exhibits


Exhibit
Number     Description
-------    -----------

   99      BankAmerica Corporation press release dated
           January 15, 1997 titled "BankAmerica Fourth
           Quarter Earnings."





                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BANKAMERICA CORPORATION
                                            (Registrant)



Date:  January 15, 1997
                                       By  /s/ JOHN J. HIGGINS
                                           -----------------------------
                                           John J. Higgins
                                           Executive Vice President
                                             and Chief Accounting Officer





4063959

                                       2